TAXATION	9 Months Ended
Sep. 30, 2015
TAXATION
TAXATION

7. TAXATION

Cayman Islands

        Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

        The Company's subsidiaries registered in the Hong Kong are subject to Hong Kong Profits Tax ("CIT") on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong.

Taiwan

        The Company's consolidated entities registered in the Taiwan are subject to Taiwan Enterprise Income Tax ("CIT") on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Taiwan income tax laws. The applicable tax rate is 17% in Taiwan.

China

        The Company's subsidiaries and VIEs registered in the PRC are subject to PRC Corporate Income Tax ("CIT") on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant PRC income tax laws.

        In 2007, the National People's Congress passed new PRC CIT Law and Detailed Implementation Rules of China CIT Law. The CIT laws were effective on January 1, 2008. The CIT laws apply a general enterprise income tax rate of 25% to both foreign-invested enterprises and domestic enterprises. Preferential tax treatments will continue to be granted to enterprises, which conduct business in certain encouraged sectors and to enterprises otherwise classified as a high and new technology enterprise. In December 2008, the Company's subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network and Software Hotel Information obtained approval for the High New Tech Enterprises status. The applicable tax rate for High New Tech Enterprise is 15%, which was effective retroactively as of January 1, 2008. The High New Tech Enterprises qualification has a three-year effective period which expired on December 31, 2010. These four entities reapplied for the qualification in 2011 and 2014, and obtained approval from government authority. The High New Tech Enterprises qualification will expire on December 31, 2016.

        In 2002, China's State Administration of Taxation passed an implementation for the preferential tax treatment in China's Western Region. Enterprises falling within the Catalog of Encouraged Industries in the Western Region ("Old Catalog") enjoyed a preferential income tax rate of 15% from 2001 to 2010. In 2011, Chengdu Ctrip and Chengdu Ctrip International obtained approval to use the 15% tax rate for 2010 income tax. The qualification has an effective period which expired on December 31, 2010. The Company applied 25% rate for CIT filling in 2011. In 2012, China's State Administration of Taxation extended the period to 2020. In 2012, Chengdu Ctrip and Chengdu Ctrip International obtained approval from local tax authorities to apply the 15% tax rate for 2011 tax filing with an effective period from 2012 to 2015. In 2013, Chengdu Information Technology Co., Ltd. ("Chengdu Information") obtained approval from local tax authorities to apply the 15% tax rate for 2012 tax filing with an effective period from 2013 to 2016. In 2014, a new Catalog of Encouraged Industries in the Western Region ("New Catalog") has been released. Under the "New Catalog", the Company may apply the 15% rate for CIT filing upon agreement by the in-charge tax authorities.

        In 2013, in accordance with CIT Law, the applicable CIT rates are 25%, except for aforementioned four subsidiaries qualified for High New Tech Enterprises, Chengdu Ctrip, Chengdu Ctrip International and Chengdu Information.

        Pursuant to the CIT Law and Circular Caishui [2008]No.1 issued by Ministry of Finance of China on February 22, 2008, the dividends declared out of the profits earned after January 1, 2008 by a foreign invested enterprise("FIE") to its immediate holding company outside mainland China would be subject to withholding taxes. A favorable withholding tax rate will be applied if there is a tax treaty arrangement between Mainland China and the jurisdiction of the foreign holding company and other supplementary guidance/requirements stipulated by State Administration of Taxation ("SAT") and tax treaty are met and proper procedures have been gone through. The Company's subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, and Ctrip Information Technology are considered FIEs and are directly held by our subsidiaries in Hong Kong. According to double tax arrangement between Mainland and Hong Kong Special Administrative Region, dividends payable by an FIE in mainland China to the company in Hong Kong will be subject to 5% withholding tax, subject to approval of the tax authority. All of these foreign invested enterprises will be subject to the withholding tax for their earnings generated after January 1, 2008. The Company expects to indefinitely reinvest undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no deferred tax liability was provided on the outside basis difference from undistributed earnings after January 1, 2008.

        On June 13, 2012, the board of the Company has approved dividend distribution of US$300 million from its PRC subsidiaries to fund a new share repurchase program whereby Ctrip may purchase its own American depositary shares ("ADSs"). The dividends paid by the Company's PRC subsidiaries to the Company through its Hong Kong subsidiary is subject to a 5% PRC withholding tax, of which RMB95 million (US$15 million) is accrued as of December 31, 2012.

        The dividend distribution on June 13, 2012 aforesaid was a one-time event out of the Company's normal business course, and withholding tax is recorded only for such transaction accordingly. The Company expects to indefinitely reinvest the remaining undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no additional deferred tax liability was provided on the outside basis difference for the remaining undistributed earnings of RMB4.6 billion after January 1, 2008.

Composition of income tax expense

        The current and deferred portion of income tax expense included in the consolidated statements of income for the nine-month period ended September 30, 2014 and 2015 were as follows:

	Nine-month period ended September 30, 2014	Nine-month period ended September 30, 2015
	RMB	RMB
Current income tax expense	185,363,921	284,983,115
Deferred tax (benefit)/expense	(41,163,681)	113,722,624

Income tax expense	144,200,240	398,705,739

        Income tax expense was RMB399 million (US$63 million) in the nine-month period ended September 30, 2015, increase from RMB144 million in the same period in 2014. The effective income tax rate in nine-month period ended September 30, 2015 was 14%, as compared to 30% in the same period in 2014, mainly due to an the company recognized a gain from the deconsolidation of Tujia.com International Co., Ltd. ("Tujia") as a result of the loss of control of Tujia after its recent financing in 2015. The gain is primarily recognized for the difference between the fair value and carrying value of the investment in Tujia as of the deconsolidation date, and the company accrued 10% withholding deferred tax liability accordingly. The tax rate of the withholding tax is lower than common income tax rate.

        As of December 31, 2014 and September 30, 2015, valuation allowance of RMB183 million and RMB44 million was provided for operating loss carry forwards related to certain subsidiary based on then assessment where it is more likely than not that such deferred tax assets will not be realized. If events were to occur in the future that would allow us to realize more of our deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred.

        As of September 30, 2015, the Group had net operating tax loss carry forwards amounted to RMB337 million which will expire from 2016 to 2019 if not used.

        The provisions for income taxes for the nine-month period ended September 30, 2014 and 2015 differ from the amounts computed by applying the CIT primarily due to preferential tax rate enjoyed by certain of the Company's subsidiaries and VIEs in the PRC.

        The following table sets forth the effect of preferential tax on China operations:

	Nine-month period end September 30, 2014	Nine-month period end September 30, 2015
	RMB	RMB
Tax holiday effect	90,423,895	108,300,800
Basic net income per ADS effect	0.33	0.38
Diluted net income per ADS effect	0.28	0.30